Exhibit 10.5

               SECOND AMENDMENT TO A CREDIT AGREEMENT

     Second Amendment (this "Amendment"), dated as of
   August 2, 1996 among American Home Food Products, Inc., Sherwood Medical Company, A.H. Robins Company, Incorporated (each, a "Subsidiary Borrower"), American Home Products Corporation (the "Company", and together with the Subsidiary Borrowers, the "Borrowers"), the lending institutions party to the A Credit Agreement referred to below (the "Banks") and The Chase Manhattan Bank, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the A Credit Agreement referred to below.


                        W I T N E S S E T H :


     WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement, dated as of September 9, 1994, (the "A Credit Agreement");

     WHEREAS, the parties hereto wish to amend the A Credit
   Agreement as herein provided;

     NOW THEREFORE, it is agreed:

     1. AC Acquisition Holding Company is hereby added as a Subsidiary Borrower, with all references in the Credit
   Documents to Subsidiary Borrower and/or Subsidiary
   Borrowers to include such company.

     2. The first recital of the A Credit Agreement is hereby amended by deleting the amount "$4,000,000,000" in its entirety and inserting in lieu thereof the amount "$3,000,000,000 (as the same may be increased pursuant to subsection 2.5(c) hereof)".

     3. Section 1.1 of the A Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" in its entirety and inserting in lieu thereof the following new definition:

          "Applicable Margin":  a percentage equal to,
        (x) for Alternate Base Rate Loans, 0%, (y) for C/D
        Rate Loans, .305% and (z) for Eurodollar Rate Loans,
        .180%.

     4. Section 1.1 of the A Credit Agreement is hereby amended by deleting the definition of "Facility Fee
   Percentage" in its entirety and inserting in lieu thereof the following definition:

          ""Facility Fee Percentage": a percentage equal to .045%."

     5. Section 1.1 of the A Credit Agreement is hereby amended by deleting clause (a) of the definition of "Termination Date" in its entirety and inserting in lieu thereof "(a) August 1, 1997 (as such date may be extended in accordance with the provisions of subsection 2.19)and ".

     6. Section 1.1 of the A Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

     "Additional Lenders": as defined in subsection 2.5(c).

     "B Commitments": as defined in subsection 2.5(c).

     7. Section 2.5 of the Credit Agreement is hereby amended by (x) deleting clause (b) thereof in its entirety and by substituting therefore the following:

     "(b)" Subject to the provisions of Section 2.5(c), the Commitments once terminated or reduced pursuant to subsection 2.5(a) may not be reinstated."

   and (y) adding a new subsection 2.5(c) to read:

     "(c) The Company may from time to time, by notice to the Agent (which shall promptly deliver a copy to each of the Lenders), request that the Commitments be increased (regardless of whether the Commitments or the B Commitments have theretofore been reduced) by an amount that is not less than $100,000,000 and will not result in the Commitments under this Agreement plus the Commitments under and as defined in the B Credit Agreement (the "B Commitments") exceeding $8,000,000,000. Each such notice shall set forth the requested amount of the increase in the Commitments and the B Commitments and the date (which date shall be a Business Day) on which such increase is to become effective (which shall be not fewer than 20 days after the date of such notice), and shall offer some or all Lenders the opportunity to increase their Commitments.
   Each Lender (as determined by the Company, in its sole discretion) that has received such request shall, by notice to the Company and the Agent given not more than 10 Business Days after the date of the Company's notice, either agree to increase its Commitment by all or a portion of the offered amount or decline to increase its Commitment (and any Lender that does not deliver such a notice within such period of 10 Business Days shall be deemed to have declined to increase its Commitment). In the event that, on the 10th Business Day after the Company shall have delivered a notice pursuant to the first sentence of this paragraph, the requested Lenders shall have agreed pursuant to the preceding sentence to increase their Commitments by an aggregate amount less than the increase in the Commitments requested by the Company, the Company shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Additional Lender"), which may include any Lender, to extend Commitments or increase their existing Commitments in an aggregate amount equal to the unsubscribed amount, provided that each Additional Lender, if not already a Lender hereunder, shall be subject to the approval of the Agent (which approval shall not be unreasonably withheld) and shall execute a joinder agreement reasonably satisfactory to the Agent, pursuant to which it agrees to be bound by the terms of this Agreement as a Lender hereunder. If (and only if) Lenders (including Additional Lenders) shall have agreed to increase their Commitments or to extend new Commitments in an aggregate amount not less than $100,000,000, such increases and such new Commitments shall become effective on the date specified in the notice delivered by the Company pursuant to the first sentence of this subsection; provided that the Company may elect not to so increase the Commitments in the event that the amount of the increase approved by such Lenders is less than the amount initially requested by the Company."

     8. In order to induce the Agent and the Banks to enter into this Amendment, the Borrowers hereby represent and warrant that (x) no Default or Event of Default exists on the Second Amendment Effective Date (as defined herein) both before and after giving effect to this Amendment and
   (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the A Credit Agreement or any other
   Credit Document.

     10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Agent.

     11. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

     12. Notwithstanding anything to the contrary contained in the A Credit Agreement or this Amendment, for purposes of this Amendment "Banks" shall mean each of the lending institutions who shall have delivered (including by way of telecopier) by July 30, 1996 (or such later date as the Agent and the Company shall agree) a signed copy hereof to the Agent as provided in Section 8.2 of the A Credit Agreement that has been accepted by the Company.

     13.  As of the Second Amendment Effective Date, (v)
   Schedule I to the A Credit Agreement shall be revised to read as set forth on Annex I hereto, (w) Schedule II to the A Credit Agreement shall be revised by the Agent to give effect to such revised Schedule I, (x) the Banks shall constitute all the Lenders and no other entity that had been a Lender will continue to be a Lender, (y) either (A) all amounts owing to Lenders prior to July 30, 1996 who are not Banks (the "Former Lenders") shall be paid to such Former Lenders or (B) such Former Lenders shall assign their Commitments to one or more Banks and (z) no such Former Lender will continue to be a Lender.

     14. This Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") on the date upon which (x) each of the Borrowers, the Agent and Banks (as defined in paragraph 12 hereto) with Commitments as set forth on Annex I hereto aggregating $3,000,000,000 shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent as provided in
   Section 8.2 of the A Credit Agreement and (y) the Second Amendment to the B Credit Agreement, dated as of the date hereof, has become effective.

     15.  From and after the Second Amendment Effective
   Date, all references in the A Credit Agreement and each of the other A Credit Documents to the A Credit Agreement shall be deemed to be references to the A Credit Agreement after giving effect to this Amendment.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                    AMERICAN HOME PRODUCTS CORPORATION



                    By:_______________________________
                       Title: Vice President - Finance


                    AMERICAN HOME FOOD PRODUCTS, INC.



                    By:
                       Title: Vice President


                    SHERWOOD MEDICAL COMPANY



                    By:
                       Title: Vice President


                    A. H. ROBINS COMPANY, INCORPORATED



                    By:_______________________________
                       Title: Vice President



                    AC ACQUISITION HOLDING COMPANY



                    By:___________________________________
                       Title: Vice President and Treasurer
                                                   ANNEX I



   Schedule I
                             COMMITMENTS



   Bank                                 Commitment

                              $




                    TOTAL     $3,000,000,000

                    ABN AMRO BANK N.V.,
                    NEW YORK BRANCH



                    By:_____________________________
                       Title: Vice President


                    By:_____________________________
                       Title: Assistant Vice President


                    BANCA NAZIONALE DEL LAVORO S.p.A.
                    NEW YORK BRANCH



                    By:_____________________________
                       Title: First Vice President


                    By:_____________________________
                       Title:  Vice President


                    BANCA COMMERCIALE ITALIANA
                      NEW YORK BRANCH



                    By:__________________________________
                       Title: Vice President


                    By:__________________________________
                       Title: Assistant Vice President


                    BANK OF AMERICA NT & SA



                    By:_____________________________
                       Title: Vice President



                    BANK OF MONTREAL



                    By:_____________________________
                       Title:

                    THE BANK OF NOVA SCOTIA



                    By:_____________________________
                       Title:


                    THE BANK OF TOKYO-MITSUBISHI, LTD.
                       NEW YORK BRANCH



                    By:_____________________________
                       Title: Vice President


                    BANQUE NATIONALE DE PARIS



                    By:____________________________________



                    By:____________________________________


                    BANQUE PARIBAS



                    By:_____________________________
                       Title:



                    By:_____________________________
                       Title:


                    BAYERISCHE LANDESBANK
                      GIROZENTRALE, NEW YORK BRANCH



                    By:_____________________________
                       Title:



                    By:_____________________________
                       Title:

                    BAYERISCHE VEREINSBANK AG,
                       NEW YORK BRANCH



                    By:_____________________________
                       Title:



                    By:_____________________________
                       Title:


                    THE BOATMEN'S NATIONAL BANK OF
                      ST. LOUIS



                    By:_____________________________
                       Title:



                    CANADIAN IMPERIAL BANK OF
                      COMMERCE, NEW YORK AGENCY



                    By:__________________________________
                       Title:



                    CARIPLO - CASSA DI RISPARMIO
                      DELLE PROVINCIE LOMBARDE SPA
                      GRAND CAYMAN BRANCH



                    By:_____________________________
                       Title:  Vice President



                    By:_____________________________
                       Title: SVP & General Manager


                    CITIBANK, N.A.


                    By:_____________________________
                       Title:

                    COMMERZBANK AKTIENGESELLSCHAFT
                      New York and/or Grand Cayman Branches



                    By:__________________________________
                       Title:



                    By:__________________________________
                       Title



                    THE CHASE MANHATTAN BANK



                    By:__________________________________
                       Title: Vice President



                    CORESTATES BANK, N.A.



                    By:_____________________________
                       Title:  Vice President


                    CRESTAR BANK



                    By:__________________________________
                       Title: Senior Vice President



                    THE DAI-ICHI KANGYO BANK LTD.



                    By:__________________________________
                       Title:  Assistant Vice President







                    DEUTSCHE BANK AG, NEW YORK
                      AND/OR CAYMAN ISLANDS BRANCHES



                    By:_____________________________
                       Title:



                    By:_____________________________
                       Title:



                    THE FIRST NATIONAL BANK OF CHICAGO



                    By:_____________________________
                       Title:



                    FIRST UNION NATIONAL BANK



                    By:_____________________________
                       Title:



                    FIRST NATIONAL BANK



                    By:_____________________________
                       Title: Vice President



                    ISTITUTO BANCARIO SAN PAOLO DI
                      TORINA SPA -
                      NEW YORK LIMITED BRANCH



                    By:___________________________________
                       Title:




                    MELLON BANK, N.A.



                    By:_____________________________
                       Title:



                    MIDLAND BANK PLC, NEW YORK BRANCH



                    By:__________________________________
                       Title:  Authorized Signatory



                    THE MITSUI TRUST AND BANKING
                      COMPANY, LIMITED - NEW YORK BRANCH



                    By:________________________________
                       Title: Vice President & Manager



                    MORGAN GUARANTY TRUST COMPANY
                      OF NEW YORK



                    By:_____________________________
                       Title: Vice President



                    NATIONAL WESTMINSTER BANK PLC



                    By:_____________________________
                       Title: Vice President










                    NORDDEUTSCHE LANDESBANK
                     GIROZENTRALE, NEW YORK BRANCH
                      AND/OR CAYMAN ISLANDS BRANCH



                    By:_____________________________
                       Title: Senior Vice President



                    By:_____________________________
                       Title: Vice President



                    THE NORINCHUKIN BANK, NEW YORK BRANCH



                    By:_____________________________
                       Title: General Manager



                    PNC BANK, NATIONAL ASSOCIATION



                    By:_____________________________
                       Title: Vice President



                    COOPERATIVE CENTRALE RAIFFEISEN -
                      BOERENLEENBANK, B.A.,
                      "RABOBANK NEDERLAND"



                    By:__________________________________
                       Vice President



                    By:__________________________________
                       Vice President, Manager







                    ROYAL BANK OF CANADA
                      GRAND CAYMAN BRANCH



                    By:_____________________________
                       Title: Senior Manager



                    THE SAKURA BANK, LIMITED



                    By:__________________________________
                       Title: Vice President & Manager



                    THE SANWA BANK LTD, NEW YORK
                      BRANCH



                    By:____________________________________
                       Title: Vice President & Area Manager



                    STANDARD CHARTERED BANK



                    By:__________________________________
                       Title: Assistant Vice President



                    SWISS BANK CORPORATION, NEW YORK BRANCH



                    By:____________________________________
                       Title: Associate Director
                              Banking Finance Support, N.A.



                    By:___________________________________
                       Title: Associate Director
                              Credit Risk Mgmt.



                    THE BANK OF NEW YORK



                    By:__________________________________
                       Title: Vice President



                    THE FUJI BANK, LIMITED
                      New York Branch



                    By:__________________________________
                       Title: Senior Vice President



                    THE INDUSTRIAL BANK OF JAPAN
                      LIMITED



                    By:__________________________________
                       Title: Senior Vice President



                    THE MITSUBISHI TRUST AND BANKING
                      CORPORATION



                    By:__________________________________
                       Title:  Senior Vice President



                    THE NORTHERN TRUST COMPANY



                    By:__________________________________
                       Title: Vice President



                    THE SUMITOMO BANK, LIMITED,
                      NEW YORK BRANCH


                    By:__________________________________
                       Title: Joint General Manager

                    THE SUMITOMO TRUST & BANKING CO., LTD.
                      New York Branch



                    By:__________________________________
                       Title: Senior Vice President
                         Manager, Corporate Finance Dept.



                    THE TOKAI BANK, LIMITED
                      NEW YORK BRANCH



                    By:_____________________________
                       Title:  Vice President



                    TORONTO DOMINION (NEW YORK), INC.



                    By:_____________________________
                       Title: Vice President



                    THE TOYO TRUST & BANKING CO., LTD.
                      NEW YORK BRANCH



                    By:_____________________________
                       Title: Vice President



                    WACHOVIA BANK OF GEORGIA, N.A.



                    By:_____________________________
                       Title: Vice President


                    WESTPAC BANKING CORPORATION



                    By:__________________________________
                       Title: Assistant Vice President

                    YASUDA TRUST & BANKING



                    By:__________________________________
                       Title: First Vice President